EXHIBIT 4

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010 , by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

      1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

The option was granted pursuant to the following plan or arrangement:

                          Shares Issuable      Option         Expiration Date
                          Upon Exercise of    Exercise          of Option
 Name of Option Holder     Option Price
-------------------------------------------------------------------------------

   RICARDO MORO             15,000,000        ****below      January 22 2020

*** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

Each Plan as described above is on file with the Secretary of the corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

      2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

     i) in cash or by check, bank draft or money order payable to the order of the Corporation; or

     ii) or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

     iii) at the discretion of the Company, by a combination of both (i) & (ii) above.

     4. Termination and Forfeiture. If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

     5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

     6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exerecise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

     7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.



                                  By: /s/ Denis Burger

                                  Title: Executive Chairman

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010, by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

     1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

   The option was granted pursuant to the following plan or arrangement:


    Name of Option Holder     Shares Issuable      Option       Expiration Date
                             Upon Exercise of     Exercise         of Option
                                  Option           Price
   ----------------------    ----------------     --------     -----------------

   Denis Burger                 10,000,000        ****below    January 22nd 2020

   *** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

       Each Plan as described above is on file with the Secretary of the Corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

     2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

       One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

      i) in cash or by check, bank draft or money order payable to the order of the Corporation; or

      ii) or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

      iii) at the discretion of the Company, by a combination of both (i) & (ii) above.

     4. Termination and Forfeiture. If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

      Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

     5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

     6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exerecise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

     7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.


                                  By: /s/ Denis Burger

                                  Title: Executive Chairman

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010, by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

      1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

   The option was granted pursuant to the following plan or arrangement:

    Name of Option Holder      Shares Issuable     Option     Expiration Date
                              Upon Exercise of    Exercise        of Option
                                   Option          Price
   ------------------------   ----------------   ----------   ---------------

   PHIL GOLD                      1,000,000      ****below    January 22nd 2020


   *** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

      Each Plan as described above is on file with the Secretary of the corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

      2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

      One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

      i). in cash or by check, bank draft or money order payable to the order of the Corporation; or

      ii). or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

      iii). at the discretion of the Company, by a combination of both (i) &
           (ii) above.

     4. Termination and Forfeiture If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

      Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

     5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

      6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exerecise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

      7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.



                                  By: /s/ Denis Burger

                                  Title: Executive Chairman

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010, by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

      1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

      The option was granted pursuant to the following plan or arrangement:

          Name of Option          Shares            Option    Expiration Date
           Holder           Issuable Upon          Exercise      of Option
                            Exercise of Option Price
   -----------------------  -------------------   ---------   ---------------

   TONI (ANTONIA)              1,000,000          ****below   January 22nd 2020
   BOLD-de-HAUGHTON

      *** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

      Each Plan as described above is on file with the Secretary of the corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

      2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

      One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

      i) in cash or by check, bank draft or money order payable to the order of the Corporation; or

      ii) or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

      iii) at the discretion of the Company, by a combination of both (i) & (ii) above.

     4. Termination and Forfeiture If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

      Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

     5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

      6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exerecise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

      7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.



                                  By: /s/ Denis Burger

                                  Title: Executive Chairman

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010, by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

      1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

The option was granted pursuant to the following plan or arrangement:

    Name of Option Holder  Shares Issuable     Option        Expiration Date
                           Upon Exercise of    Exercise         of Option
                                  Option Price
   ----------------------  ----------------   -----------    ---------------

   GLADYS CHAN               500,000          ****below      January 22nd 2020

*** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

      Each Plan as described above is on file with the Secretary of the corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

      2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

      One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

      i) in cash or by check, bank draft or money order payable to the order of the Corporation; or

      ii) or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

      iii) at the discretion of the Company, by a combination of both (i) & (ii) above.

     4. Termination and Forfeiture If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

      Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

      5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

      6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exercise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

      7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.



                                  By: /s/ Denis Burger

                                  Title: Executive Chairman

                             STOCK OPTION AGREEMENT
                                  BIOCUREX INC.

     THIS AGREEMENT is made this 23rd day of January 2010, by and between BioCurex Inc. (the "Corporation") and the person listed below. ("Option Holder").

      1. Grant of Option. The Corporation has granted to the Option Holder and option to purchase shares of its common stock (the "Stock") in the amounts and upon the terms set forth below.

      The option was granted pursuant to the following plan or arrangement:

    Name of Option Holder  Shares Issuable     Option        Expiration Date
                           Upon Exercise of    Exercise         of Option
                                  Option Price
   ----------------------  ----------------   -----------    ---------------

   JIM WALSH                 1,000,000        ****below      January 22nd 2020

*** Option Exercise Price - equal to the greater of (i) $0.0714 and (ii) the closing price of a share of Common Stock as quoted on the OTC BB on the closing date of the Offering.

                    [ ]   Incentive Stock Option Plan

                       [ ] Non-Qualified Stock Option Plan

                    [X] S1 filing

      Each Plan as described above is on file with the Secretary of the corporation and a copy will be provided to the Option Holder upon request. To the extent applicable, the provisions of the Plan shall be deemed a part of this agreement.

      2. Vesting and Exercisability. Subject to the provisions of Section 4 regarding termination of the option, the options granted may be exercised at any time after the following:

      One third of the options granted will be exercisable 90 days after the date of grant and, on a cumulative basis, an additional one third exercisable on each of the first and second anniversaries of the date of grant.

     3. Method of Exercise. The option shall be exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by check in payment of the option price for the number of shares specified. The corporation shall make prompt delivery of such shares, provided that if any law or regulation requires the Corporation to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. The price of an exercised option, or option thereof, may be paid:

      i) in cash or by check, bank draft or money order payable to the order of the Corporation; or

      ii) or, at the discretion of the Company, through the delivery of shares of the Common Stock of the Company having a market value equal to the purchase price of the shares that are being purchased.

      iii) at the discretion of the Company, by a combination of both (i) & (ii) above.

     4. Termination and Forfeiture If, before the second anniversary of the date of grant, any option holder's employment terminates for any reason other than death or disability or an option holder ceases to be a director for any reason other than death of disability, any unvested options will be immediately forfeited. Any vested options will continue to be exercisable until the termination date.

      Death and Disability: In the event of the death or disability of an option holder, the vesting of any unvested options will accelerate.

      5. Reclassification, Consolidation or Merger. If and to the extent the number of issued shares of common stock of the Corporation shall be increase or reduced by change in par value, spilt up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the option and the option price per share shall be proportionately adjusted. If the corporation is reorganized or consolidated or merged with another corporation, the Option Holder shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the options granted pursuant to this agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate price of such share immediately after the reorganization consolidation or merger shall not be more than the excess of the aggregate Fair Market Value of the shares subject to the option over the aggregate option price of such shares immediately before such reorganization, consolidation or merger, and new option or assumption of the old option shall not give the Option Holder additional benefits which were not provided under the old option, or deprive the Option Holder of benefits which were available under the old option.

      6. Notice to Corporation of Certain Dispositions. Any Option Holder disposing of shares of stock acquired on the exerecise of an option granted pursuant to the Corporation's Incentive Stock Option Plan by sale or exchange either (a) within two years after the date of the grant of the option under which the stock was acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

      7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEROF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                  BIOCUREX INC.



                                  By: /s/ Denis Burger

                                  Title: Executive Chairman



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